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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    ----------------------------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------


Date of Report (Date of earliest event reported)      November 4, 2002
                                                 ---------------------


                           VION PHARMACEUTICALS, INC.

             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       0-26534               13-3671221
------------------------------         ------------        -------------------
(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)        Identification No.)



     4 Science Park, New Haven, CT                               06511
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:      (203) 498-4210
                                                     ------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

         On November 4, 2002, Vion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              Exhibit 99.1 Press release dated November 4, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VION PHARMACEUTICALS, INC.



Date: November 6, 2002              By:   /s/ Howard B. Johnson
                                        -------------------------------
                                        Name:  Howard B. Johnson
                                        Title: Vice President and
                                               Chief Financial Officer




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                                  EXHIBIT INDEX

         99.1     Press release dated November 4, 2002.





                            STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'